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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002




                             NEW WORLD PASTA COMPANY
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-76763                 52-2006441
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)


      85 Shannon Road, Harrisburg, PA                            17112
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (717) 526-2200

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On August 14, 2002, New World Pasta Company (the "Company") entered into an Amendment No. 3 (the "Amendment"), dated as of August 14, 2002, to its Credit Agreement dated as of January 28, 1999 (the "Credit Agreement"), among the Company, the various financial institutions parties thereto, Morgan Stanley Senior Funding, Inc., as syndication agent, and The Bank of Nova Scotia, as lead arranger and administrative agent. The Amendment added a new tranche of secured term loans to the Credit Agreement (the "Term-D Loans") in the aggregate principal amount of $23,000,000. The Term-D Loans have an 8% pay-in-kind coupon, no amortization requirement and mature in full on June 30, 2006, and are subject to the same covenants and events of default which govern all other loans outstanding under the Credit Agreement. To facilitate the financing, the Board of Directors of New World Pasta Company authorized the Company to grant warrants to JLL Pasta, LLC to purchase up to twenty-three million (23,000,000) shares of common stock, par value $.01 per share, of the Company at a purchase price of one dollar ($1.00) per share.

         On August 21, 2002, New World Pasta issued a press release announcing a conference call to be held on August 22, 2002 to discuss the Company's financial results for the quarter ending June 29, 2002 and the first half of calendar year 2002, the recent amendment to its credit agreement, and the outlook for the remainder of calendar year 2002. A copy of this press release is attached hereto as an exhibit and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         EXHIBIT                DESCRIPTION

         10.35 Amendment No. 3 dated as of August 14, 2002 to the Credit Agreement, among New World Pasta Company, the various institutions party thereto (the "Lenders"), certain financial institutions as the Co-Agents for the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and As Administrative Agent for the Lenders.

         99.1                   Press Release dated August 21, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW WORLD PASTA COMPANY


Date: August 22, 2002                        By:     /s/ Wayne Robison
                                                --------------------------------
                                             Name:   Wayne Robison
                                             Title:  Vice President, Finance,
                                                     Chief Financial Officer and
                                                     Treasurer

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                                  EXHIBIT INDEX

         Number

          10.35 Amendment No. 3 dated as of August 14, 2002 to the Credit Agreement, among New World Pasta Company, the various institutions party thereto (the "Lenders"), certain financial institutions as the Co-Agents for the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and As Administrative Agent for the Lenders.


          99.1                  Press Release dated August 21, 2002